UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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LIQTECH INTERNATIONAL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if
other than the Registrant)

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Your **Vote** Counts!

LIQTECH INTERNATIONAL, INC.

2022 Annual Meeting

Vote by November 16, 2022

11:59 PM ET

LIQTECH INTERNATIONAL, INC.
INDUSTRIPARKEN 22C, DK 2750
BALLERUP, DENMARK

You invested in LIQTECH INTERNATIONAL, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 17, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 03, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

November 17, 2022
3:00 PM LST

Corporate Headquarters of The Company
Industriparken 22C
DK 2750 Ballerup, Denmark

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends
1.	Election of Directors **Nominees:**			For
	01) Mark Vernon	03) Peyton Boswell	05) Fei Chen	
	02) Alexander Buehler	04) Richard Meeusen		
2.	Ratification of Sadler, Gibb & Associates, LLC as independent registered accountants for LiqTech International, Inc. for the fiscal year ending December 31, 2022.			For
3.	To approve the LiqTech International, Inc. 2022 Equity Incentive Plan.			For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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